SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 MAY 15, 1996


                           AAMES CAPITAL CORPORATION
                      ----------------------------------
            (Exact name of Registrant as specified in its charter)

California                         33-99458                          95-4438859
- - ----------                         --------                          ----------
(State or other jurisdiction      (Commission                  (I.R.S. employer
of incorporation)                file number)               identification no.)

AAMES CAPITAL CORPORATION
3731 WILSHIRE BOULEVARD, 10TH FLOOR
LOS ANGELES, CALIFORNIA                                                   90010
- - -----------------------------------                                  ----------
(Address of principal executive offices)                             (ZIP Code)

                                (213) 351-6100
               ------------------------------------------------
              Registrant's telephone number, including area code

                                    No Change
              --------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7. Financial Statements; PRO FORMA Financial Information and Exhibits.


(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

20.1 Aames Capital Corporation, Mortgage Pass-Through

     Certificates, Series 1996-A - Statement to Certificateholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AAMES CAPITAL CORPORATION

                                             /s/ Mark E. Elbaum
                                        By:-------------------------
                                            Mark E. Elbaum
                                            Senior Vice President - Finance





Dated:   May 24 1996

                               INDEX TO EXHIBITS

                                                                     Sequential
Exhibit                                                             Page Number
- - -------                                                             -----------

20.1 Aames Capital Corporation, Mortgage Pass-Through                    5  - 9
     Certificates, Series 1996-A - Statement to
     Certificateholders